UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HARTE HANKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Richard B. Aldridge Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921 (215) 963-4829	Justin W. Chairman Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921 (215) 963-5061

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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HARTE HANKS, INC. 9601 McAllister Freeway, Suite 610 San Antonio, Texas 78216

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 14, 2017

As a stockholder of Harte Hanks, Inc., a Delaware corporation, you are hereby given notice of, and invited to attend in person or by proxy, a special meeting of stockholders (including any adjournment thereof, the “Special Meeting”). The Special Meeting will be held at the Company’s office at 2800 Wells Branch Parkway, Austin, Texas 78728 on Thursday, December 14, 2017, at 8:00 a.m. (Central Time), for the following purposes:

1.                   To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect (i) a reverse stock split of the Company’s issued and outstanding common stock, par value $1.00 per share (the “Common Stock”), at a ratio of 1-for-5, 1-for-10 or 1-for-20, such ratio to be determined by the Board of Directors at a later date, and (ii) a reduction in the number of authorized shares of Common Stock by a corresponding ratio (Proposal One);

2.      To adjourn the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal One (Proposal Two); and

3.                   To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on October 20, 2017, as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.  Please note that we are requiring a form of personal identification and, for beneficial owners, appropriate proof of ownership of our Common Stock to attend the Special Meeting. For more information, please refer to the enclosed proxy statement.

Your VOTE is important to the future of Harte Hanks and it is important that your shares be represented. Therefore, even if you presently plan to attend the Special Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card using the enclosed envelope. The enclosed envelope requires no postage if mailed within the United States.  If you wish to vote by telephone or internet, please follow the instructions on your proxy card.  Most of our stockholders hold their shares in “street name” through brokers, banks and other nominees and are required to vote their shares through those other entities by following the instructions on the voter instruction form, or VIF, that they will receive from such entity.  If you do attend the Special Meeting and wish to vote in person, you may withdraw your proxy at that time.

The enclosed proxy statement is available on our website at www.hartehanks.com, under the heading “Financials & Filings” in the “Investors” section of our website. The proxy statement for the 2016 and 2017 annual meetings of stockholders and our Forms 10-K for the years ended December 31, 2015 and December 31, 2016 are also available on the same section of our website.  Additionally, and in accordance with Securities and Exchange Commission (“SEC”) rules, you may access our proxy statements and Form 10-Ks at www.okapivote.com/hartehanks.

In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Stockholders who receive future proxy materials by email will save us the cost of printing and mailing documents and will reduce the impact of meetings of stockholders on the environment.  A stockholder’s election to receive proxy materials by email will remain in effect until the stockholder terminates that election.

Your vote is important. We urge you to review the accompanying materials carefully and to submit your proxy as soon as possible so that your shares will be represented at the Special Meeting.

For questions or assistance, please contact our proxy solicitor: Okapi Partners LLC, toll-free at (877) 869-0171, or via email at info@okapipartners.com.

Thank you for your continued interest and support.

By Order of the Board of Directors,

Robert L. R. Munden
Executive Vice President, General Counsel & Secretary

San Antonio, Texas

November 2, 2017

Okapi Partners is assisting Harte Hanks with its effort to solicit proxies.

If you have any questions or require assistance in authorizing a proxy or voting your shares on your proxy card, please contact:

Okapi Partners LLC

(212) 297-0720 or Toll-Free (877) 869-0171

info@okapipartners.com

PROXY STATEMENT TABLE OF CONTENTS

HARTE HANKS, INC.

9601 McAllister Freeway, Suite 610

San Antonio, Texas 78216

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 14, 2017

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Harte Hanks, Inc. for use at a special meeting of stockholders (the “Special Meeting”).  In this proxy statement, references to “Harte Hanks,” the “Company,” “we,” “us,” “our” and similar expressions refer to Harte Hanks, Inc., unless the context of a particular reference provides otherwise.  We refer to various websites in this proxy statement.  Neither the Harte Hanks website nor any other website included in this proxy statement is intended to function as a hyperlink, and the information contained on such websites is not a part of this proxy statement.

GENERAL INFORMATION

Special Meeting Date and Location

The Special Meeting will be held on Thursday, December 14, 2017 at 8:00 a.m. (Central Time) at the Company’s office at 2800 Wells Branch Parkway, Austin, Texas 78728, or at such other time and place to which the meeting may be adjourned or postponed.  References in this proxy statement to the Special Meeting also refer to any adjournments, postponements or changes in location of the Special Meeting, to the extent applicable.

Delivery of Proxy Materials

Mailing Date

The approximate date on which this proxy statement and accompanying proxy are first being sent or given to stockholders is November 2, 2017.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting

We are mailing (or, if applicable, emailing with respect to stockholders who make the request below) all stockholders this Proxy Statement.  The proxy statement is also available on our website at www.hartehanks.com, under “Annual Reports and Proxies” in the “Financials & Filings” subsection of the “Investors” section.  Additionally, and in accordance with SEC rules, you may access our proxy statement at www.okapivote.com/hartehanks.

Any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents and will reduce the impact of meetings of stockholders on the environment. A stockholder’s election to receive proxy materials by email will remain in effect until the stockholder terminates that election.

Stockholders Sharing an Address

Registered Stockholders — Each registered stockholder (you are a registered stockholder if you own shares in your own name on the books of our transfer agent, Computershare Trust Company, N.A.) will receive one copy of the Notice of Special Meeting (the “Notice”) per account even if at the same address.

Street-name Stockholders — Most banks and brokers are delivering only one copy of the Notice to consenting street-name stockholders (you are a street-name stockholder if you own shares beneficially in the name of a bank, broker or other holder of record on the books of our transfer agent) who share the same address.  This procedure reduces printing and distribution costs.  Those who wish to receive separate copies may do so by contacting their bank, broker or other nominee, or (if offered) by checking the appropriate box on the voting instruction card sent to them.  Similarly, most street-name stockholders who are receiving multiple copies of the Notice at a single address may request that only a single Notice be sent to them in the future by checking the appropriate box on the voting instruction card sent to them or by contacting their bank, broker or other nominee.

Voting

Stockholders Entitled to Vote

The record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof was the close of business on October 20, 2017, at which time we had issued and outstanding 62,537,577 shares of common stock, par value $1.00 per share (“Common Stock”), which were held by approximately 1,900 holders of record.  Please refer to “Security Ownership of Management and Principal Stockholders” for information about Common Stock beneficially owned by our directors, executive officers and principal stockholders as of the date indicated in such section.  Record date stockholders are entitled to one vote for each share of Common Stock owned as of the record date.  For a period of at least ten days prior to the Special Meeting, a complete list of stockholders entitled to vote at the Special Meeting will be open to the examination of any stockholder for any purpose germane to the Special Meeting, during ordinary business hours at our corporate headquarters located at 9601 McAllister Freeway, Suite 610, San Antonio, Texas 78216.

Voting of Proxies By Management Proxy Holders

        The Board has appointed Messrs. Carlos M. Alvarado (Vice President, Finance & Controller) and Robert L. R. Munden (Executive Vice President, General Counsel & Secretary), each with full powers of substitution and resubstitution, as the management proxy holders for the Special Meeting.  Your shares will be voted in accordance with the instructions on the proxy card you submit by mail, or the instructions provided for any proxy submitted by telephone or online, as applicable.  For stockholders who have their shares voted by duly submitting a proxy online, by mail or telephone, the management proxy holders will vote all shares represented by such valid proxies as specified by such holder, and if not specified, in accordance with the Board’s recommendations:

•                  Proposal One (Amendment of Amended and Restated Certificate of Incorporation) — FOR the Amendment of the Amended and Restated Certificate of Incorporation to effect (i) a reverse stock split of the Company’s issued and outstanding Common Stock at a ratio of 1-for-5, 1-for-10 or 1-for-20, such ratio to be determined by the Board of Directors at a later date, and (ii) a reduction in the number of authorized shares of Common Stock by a corresponding ratio; and

•                  Proposal Two (Adjournment of Special Meeting) — FOR the proposal approving the adjournment of the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal One.

As of the date of printing of this proxy statement, the Board is not aware of any other business to be presented or voted upon at the Special Meeting. Should any other matter requiring a vote of stockholders properly arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their discretion.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND PROPOSAL APPROVING THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO ESTABLISH A QUORUM OR TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING CAST IN FAVOR OF PROPOSAL ONE.

Quorum; Required Votes

The presence at the Special Meeting, in person or by proxy, of holders of a majority of the shares of stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business at the Special Meeting.  Each vote represented at the Special Meeting in person or by proxy will be counted toward a quorum.  Abstentions and broker “non-votes” (which are described below) are counted as present at the Special Meeting for purposes of determining whether a quorum is present.  If a quorum is not present, the Special Meeting may be adjourned or postponed from time to time until a quorum is obtained.

Under the current rules of the New York Stock Exchange (“NYSE”), brokers holding shares of record for a customer have the discretionary authority to vote on some matters if the brokers do not receive timely instructions from the customer regarding how the customer wants the shares voted.  There are also non-discretionary matters for which brokers do not have discretionary authority to vote if they do not receive timely instructions from the customer.  When a broker does not have discretion to vote on a particular matter and the customer has not given timely instructions on how the broker should vote, a “broker non-vote” results.  Although any broker non-vote would be counted as present at the Special Meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters.  Brokers will not have discretionary authority in the absence of timely instructions from their customers for Proposal One, but brokers will have discretionary authority in the absence of timely instructions from their customers for Proposal Two.

•                  Proposal One (Amendment of Amended and Restated Certificate of Incorporation) — Approval of the Amendment of the Company’s Amended and Restated Certificate of Incorporation requires the approval of a majority of the shares represented in person or by proxy and entitled to vote at the Special Meeting. Abstentions are treated as shares represented in person or by proxy and entitled to vote at the Special Meeting and, therefore, will have the same effect as a vote “Against” the proposal. Broker non-votes will have no effect on the outcome of the vote.

•                  Proposal Two (Adjournment of Special Meeting) — Approval of the proposal approving the adjournment of the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal One, requires the approval of a majority of the shares represented in person or by proxy and entitled to vote at the Special Meeting. Abstentions are treated as shares represented in person or by proxy and entitled to vote at the Special Meeting and, therefore, will have the same effect as a vote “Against” the proposal. Broker non-votes will have no effect on the outcome of the vote.

Voting Procedures

Registered Stockholders — Registered stockholders may vote their shares or submit a proxy to have their shares voted by one of the following methods:

•                  By Mail. You may submit a proxy by signing, dating and returning the enclosed proxy card in the enclosed pre-addressed envelope.

•                  By Telephone.  You may submit a proxy by telephone using the toll-free number listed on the enclosed proxy card.  Please have your proxy card in hand when you call.  Telephone voting facilities will close and no longer be available on the date and time specified on the proxy card.

•                  Online.  You may submit a proxy online using the website listed on the enclosed proxy card.  Please have your proxy card in hand when you log onto the website.  Online voting facilities will close and no longer be available on the date and time specified on the proxy card.

•                  In Person.  You may vote in person at the Special Meeting by completing a ballot; however, attending the Special Meeting without completing a ballot will not count as a vote.

Street-name Stockholders — Street-name stockholders may generally vote their shares or submit a proxy to have their shares voted by one of the following methods:

•                  By Mail. You may submit a proxy by signing, dating and returning the enclosed proxy card in the enclosed pre-addressed envelope.

•                  By Methods Listed on the Proxy Card.  Please refer to the enclosed proxy card or other information forwarded by your bank, broker or other holder of record to determine whether you may submit a proxy by telephone or online, following the instructions on the proxy card or other information provided by the record holder.

•                  In Person with a “Legal” Proxy from the Record Holder.  A street-name stockholder who wishes to vote in person at the Special Meeting will need to obtain a “legal” proxy from their bank, broker or other nominee. Please consult the voting form or other information sent to you by your bank, broker or other nominee to determine how to obtain a “legal” proxy in order to vote in person at the Special Meeting.

Revoking Your Proxy

If you are a registered stockholder, you may revoke your proxy at any time before the shares are voted at the Special Meeting by:

•                  timely delivery of a valid, later-dated executed proxy card;

•                  timely submitting a proxy with new voting instructions using the telephone or online voting system;

•                  voting in person at the Special Meeting by completing a ballot; however, attending the Special Meeting without completing a ballot will not revoke any previously submitted proxy; or

•                  filing an instrument of revocation received by the Secretary of Harte Hanks, Inc. at the Company’s office at 9601 McAllister Freeway, Suite 610, by 3:00 p.m., Central Time, on Wednesday, December 13, 2017.

Your latest dated proxy card or telephone or internet proxy will be the one that is counted.

If you are a street-name stockholder and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker or nominee in accordance with that entity’s procedures.

Special Meeting Admission

If you wish to attend the Special Meeting in person, you must present a form of personal identification. If you are a beneficial owner of Harte Hanks Common Stock that is held of record by a bank, broker or other nominee, you will also need proof of ownership to be admitted to the Special Meeting.  A recent brokerage statement or a letter from your bank or broker are examples of proof of ownership.  No cameras, recording equipment, large bags, briefcases or packages will be permitted in the Special Meeting.

Solicitation Expenses

We will bear all costs incurred in the preparing, assembling, mailing and solicitation of proxies by our Board.  In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by telephone, e-mail, facsimile or other means, without additional compensation.  We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held by such persons, and we may reimburse these brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

Additionally, the Board has retained Okapi Partners LLC, a proxy solicitation firm, who may solicit proxies on the Board’s behalf. Okapi Partners expects that approximately 24 of its employees will assist in the solicitation of proxies. We will pay Okapi Partners an estimated fee of $20,000 plus costs and expenses. In addition, Okapi Partners and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth the number of shares of our Common Stock beneficially owned by (1) our “named executive officers”, (2) each current Harte Hanks director, (3) each person known by Harte Hanks to beneficially own more than 5% of the outstanding shares of our Common Stock, and (4) all current Harte Hanks directors and executive officers as a group. Except as otherwise noted, (a) the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, and (b) ownership is as of October 20, 2017, when 62,537,577 shares of our Common Stock were outstanding.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock	Percent of Class
Named Executive Officers
Karen A. Puckett (2)	857,334	1.4%
Andrew P. Harrison (3)	232,902	*
Shirish R. Lal (4)	109,768	*
Robert L. R. Munden (5)	304,282	*
Douglas C. Shepard	0	*

Directors
David L. Copeland (6)	4,731,347	7.6%
William F. Farley (7)	192,590	*
Christopher M. Harte (8)	1,191,105	1.9%
Melvin L. Keating	0	*
Scott C. Key	115,086	*
Judy C. Odom	129,606	*
Karen A. Puckett (2)	857,334	1.4%
Alfred V. Tobia Jr. (9)	1,550,000	2.5%

Other Known 5% Holders
Houston H. Harte (10)	6,608,179	10.6%
Dimensional Fund Advisors, Inc. (11)	3,961,906	6.3%

All Current Executive Officers and Directors as a Group (13 persons) (12)	9,539,635	15.3%

*                            Less than 1%.

(1)                  The address of (a) Houston H. Harte is P.O. Box 17424, San Antonio, TX 78217, (b) Dimensional Fund Advisors, Inc. is 6300 Bee Cave Road, Building One, Austin, TX  78746,  and (c) each other beneficial owner is c/o Harte Hanks, Inc., 9601 McAllister Freeway, Suite 610, San Antonio, TX 78216.

(2)                  Includes 433,683 shares that may be acquired upon the exercise of options exercisable within the next 60 days.

(3)                  Includes 137,764 shares that may be acquired upon the exercise of options exercisable within the next 60 days.

(4)                  Includes 30,092 shares that may be acquired upon the exercise of options exercisable within the next 60 days.

(5)                  Includes 198,514 shares that may be acquired upon the exercise of options exercisable within the next 60 days.

(6)                  Includes the following shares to which Mr. Copeland disclaims beneficial ownership: (a) 68,000 shares held as custodian for unrelated minors, (b) 1,241,721 shares that are owned by various trusts for which he serves as trustee or co-trustee, (c) 200,500 shares held by a limited partnership of which he is sole manager of the general partner, and (d) 3,062,465 shares owned by the Shelton Family Foundation, of which he is one of nine directors and an employee.

(7)      Includes (i) 124 shares owned indirectly by Mr. Farley via a trust in which his spouse is a beneficiary, as to which beneficial ownership is disclaimed, and (ii) 81,448 shares held in a trust for which Mr. Farley is a beneficiary.

(8)                  Includes 768,939 shares held by Spicewood Family Partners, Ltd., of which he is the sole member and manager of the limited liability company that is the sole general partner, with exclusive voting and dispositive power over all the partnership’s shares, and the following shares to which he disclaims beneficial ownership:  (a) 300 shares held as custodian for Mr. Harte’s step-children and child, (b) 58,850 shares held by trusts for which Mr. Harte serves as trustee, and (c) 120,001 shares held by other trusts for which Mr. Harte serves as a co-trustee.

(9)                  1,550,000 shares of Common Stock owned beneficially. (Mr. Tobia, as a Managing Partner of Sidus Management, may be deemed to beneficially own (i) 255,552 shares of Common Stock owned directly by Sidus Investment Partners, L.P., (ii) 652,447 shares of Common Stock owned directly by Sidus Double Alpha Fund, L.P., (iii) 315,309 shares of Common

Stock owned directly by Sidus Double Alpha, Ltd. and (iv) 326,692 shares of Common Stock held in a certain account managed by Sidus Investment Management, LLC).

(10)           All such shares are held in a trust for which Mr. Harte and his wife are co-trustees and beneficiaries.

(11)           Represents shares held by investment advisory clients of Dimensional Fund Advisors LP (“Dimensional”) for whom Dimensional serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In its role as investment advisor, sub-adviser and/or manager, Dimensional or its subsidiaries possess sole voting power over 3,843,816 such shares and sole investment power over all such shares that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reflected are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.     The Funds have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the securities held in their respective accounts. To the knowledge of Dimensional, the interest of no one such Fund exceeds 5% of the Company’s Common Stock.  Information relating to this stockholder is based on the stockholder’s Schedule 13G, filed with the SEC on February 9, 2017.

(12)           Includes 872,731 shares that may be acquired upon the exercise of options exercisable within the next 60 days.

PROPOSAL ONE

APPROVAL OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND A REDUCTION IN AUTHORIZED SHARES OF COMMON STOCK

Background

Our Common Stock is currently listed on the NYSE under the symbol “HHS”. On August 9, 2017, the Company was notified by the NYSE that the Company does not meet the continued listing criteria set forth in Rule 802.01C of the NYSE Listed Company Manual (the “Listed Company Manual”). Specifically, the notification from the NYSE stated that the average closing price of the Company’s Common Stock had fallen below $1.00 per share over a period of 30 consecutive trading days, which is the minimum average share price for continued listing on the NYSE under Rule 802.01C of the Listed Company Manual. Therefore, the Board has deemed it appropriate to effect a reverse stock split that would be intended to cure this price condition deficiency and restore the Company to compliance under the continued listing criteria set forth in Rule 802.01C of the Listed Company Manual.

In the event that the NYSE determines that the Company has not timely cured the foregoing deficiency, the NYSE most likely will initiate procedures to delist our Common Stock from the NYSE.

Accordingly, the Board has approved a proposed amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), that would:

1.    Effect a reverse stock split of all shares of our Common Stock at a ratio of 1-for-5, 1-for-10 or 1-for-20, such ratio to be determined by the Board at a later date (the “Reverse Stock Split”); and

2.   Reduce the number of authorized shares of the Company’s Common Stock by a corresponding ratio (the “Authorized Shares Reduction” and, together with the Reverse Stock Split, the “Reverse Split Amendments”).

The Board of Directors has recommended that the Reverse Split Amendments be presented to the Company’s stockholders for approval. Upon receiving stockholder approval of the Reverse Split Amendments, the Board of Directors will have sole discretion to elect, as it determines to be in the best interest of the Company and our stockholders, whether to effect the Reverse Split Amendments. The text of the form of amendment to the Certificate of Incorporation, which would be filed with the Secretary of State of the State of Delaware to effect the Reverse Split Amendments, is set forth in Appendix A to this Proxy Statement. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board of Directors or the Company’s senior management deems necessary and advisable to effect the Reverse Split Amendments.

If the Board of Directors elects to effect the Reverse Split Amendments following stockholder approval, the number of issued and outstanding shares of our Common Stock would be reduced at a ratio of 1-for-5, 1-for-10 or 1-for-20, such ratio to be determined by the Board at a later date. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding Common Stock immediately following the effective date of the Reverse Split Amendments as such stockholder immediately prior to the effective date of the Reverse Split Amendments. The par value of our Common Stock would remain unchanged at $1.00 per share.

Reasons for the Reverse Stock Split

Although the proposed Reverse Split Amendments will not have the effect of increasing the Company’s equity market capitalization, we believe that implementing the Reverse Split Amendments will provide benefits to the Company and our existing stockholders in a number of ways, including:

1.                    Maintaining our listing on the NYSE. Our Common Stock is traded on the NYSE. As discussed above, on August 9, 2017, the Company was notified by the NYSE that the Company does not meet the continued listing criteria set forth in Rule 802.01C of the Listed Company Manual. Specifically, the notification from the NYSE stated that the average closing price of the Company’s Common Stock had fallen below $1.00 per share over a period of 30 consecutive trading days, which is the minimum average share price for continued listing on the NYSE under Rule 802.01C of the Listed Company Manual. Therefore, the Board of Directors of the Company has deemed it appropriate to effect a reverse stock split that would be intended to cure this price condition deficiency and restore the Company to compliance under the continued listing criteria set forth in Rule 802.01C of the Listed Company Manual.

We believe that completing the Reverse Split Amendments will result in an increase in our Common Stock price that will maintain it above the $1.00 threshold, which would enable the Company to continue to comply with NYSE listing requirements for maintaining stock price.

The Board of Directors has considered the potential harm to the Company and its stockholders should the NYSE delist our Common Stock. Delisting could adversely affect the liquidity of our Common Stock because alternative markets are generally considered to be less efficient. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board of Directors believes that the Reverse Split Amendments are a potentially effective means for us to maintain compliance with the rules of the NYSE and to avoid, or at least mitigate, the potential adverse consequences of our Common Stock being delisted from the NYSE by potentially increasing the price of our Common Stock.

2.     Stock Price Requirements. We understand that many brokerage houses and institutional investors have internal policies and practices that prohibit them from investing in low-priced stocks, or tend to discourage individual brokers from recommending low-priced stocks to their customers, including by restricting or limiting the ability of such individual brokers to purchase such stocks on margin.

3.     Stock Price Volatility. We have been advised by certain institutional investors, as well as by our financial advisors, that a higher stock price may increase the acceptability of our Common Stock to a number of long-term investors who may not find our shares attractive at their current prices due to the trading volatility often associated with stocks below certain prices.

4.     Transaction Costs. Investors also may be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks.

Reasons for the Decrease in Authorized Shares

As a matter of Delaware law, implementation of the Reverse Split Amendments does not require a change in the total number of shares of our Common Stock authorized under our Certificate of Incorporation. However, the reduction in the authorized number of shares of our Common Stock is designed to ensure that the Company does not have what some stockholders might view as an unreasonably high number of authorized but unissued shares of Common Stock.

Board Discretion to Implement Reverse Split Amendments

If the Reverse Split Amendments are approved by the Company’s stockholders at the Special Meeting, it will be effected, if at all, only upon a subsequent determination by the Board of Directors that the Reverse Split Amendments are in the best interests of the Company and our stockholders at the time such Reverse Split Amendments are effected. Such determination will be based upon the factors set forth below under the heading “Criteria to be Used for Decision to Effect the Reverse Split Amendments.” Notwithstanding approval of the Reverse Split Amendments by the stockholders, the Board of Directors may, in its sole discretion, abandon the Reverse Split Amendments and determine prior to the effectiveness of a filing with the Delaware Secretary of State not to effect the Reverse Split Amendments.

Criteria to be Used for Decision to Effect the Reverse Split Amendments

If the stockholders approve the Reverse Split Amendments, the Board of Directors will be authorized to proceed with the Reverse Split Amendments at its sole discretion. In determining whether to proceed with the Reverse Split Amendments, the Board of Directors expects to consider a number of factors, including prevailing market conditions, existing and expected marketability and liquidity of our Common Stock, existing and expected trading prices of our Common Stock, the NYSE listing requirements, our additional funding requirements, and the number of shares of our authorized but unissued Common Stock. The Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Split Amendments

After the Reverse Split Amendments, each stockholder will own a reduced number of shares of our Common Stock. This would affect all of the Company’s stockholders uniformly and would not affect any stockholder’s percentage ownership in the Company, except to the extent that the Reverse Stock Split results in a stockholder owning a fractional share as described below. The number of stockholders of record would not be affected by the Reverse Split Amendments, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Stock Split.

Proportionate voting rights and other rights of the holders of our Common Stock would not be affected by the Reverse Split Amendments (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to the Reverse Split Amendments would continue to hold 2% of the voting power of the outstanding shares of our Common Stock after the Reverse Split Amendments.

No fractional shares of our Common Stock will be issued in connection with the proposed Reverse Stock Split. Holders of our Common Stock who would otherwise receive a fractional share of our Common Stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split Amendments will not affect the registration of our Common Stock under the Exchange Act. After the Reverse Split Amendments, our Common Stock will continue to be reported on the NYSE under the symbol “HHS” assuming the price condition deficiency discussed above is cured and the NYSE deems that the Company is restored to compliance under the continued listing criteria set forth in Rule 802.01C of the Listed Company Manual.

Certain Risks and Potential Disadvantages Associated with the Reverse Split Amendments

If the Reverse Split Amendments are implemented, some stockholders may consequently own less than one hundred shares of our Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the Reverse Split Amendments may be required to pay modestly higher transaction costs should they then determine to sell their shares of our Common Stock.

The effect of the Reverse Split Amendments upon the market prices for our Common Stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances is varied. Furthermore, there can be no assurance that the market price of our Common Stock immediately after the Reverse Split Amendments will be maintained for any period of time. Even if an increased share price can be maintained, the Reverse Split Amendments may not achieve the other desired results which have been outlined above. Moreover, because some investors may view the Reverse Split Amendments negatively, there can be no assurance that approval of the Reverse Split Amendments will not adversely impact the market price of our Common Stock or, alternatively, that the market price following the Reverse Split Amendments will either exceed or remain in excess of the current market price.

In addition, although we believe the Reverse Split Amendments may enhance the desirability of our Common Stock to certain potential investors, we cannot assure you that, if implemented, our Common Stock will be more attractive to institutional and other long term investors or that the liquidity of our Common Stock will increase since there would be a reduced number of shares outstanding after the Reverse Split Amendments.

Effective Date

If the proposed Reverse Split Amendments are approved at the Special Meeting and the Board of Directors elects to proceed with the Reverse Split Amendments, the Reverse Split Amendments will become effective as of the date of the filing (the “Effective Time”) of the certificate of amendment to the Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, at the Effective Time, all shares of our Common Stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, combined and converted into new shares of our Common Stock in accordance with the Reverse Stock Split ratio described above.

Exchange of Stock Certificates

As soon as practicable after the effective date of the Reverse Split Amendments, stockholders will be notified that the Reverse Split Amendments have been effected. Computershare Trust Company, N.A., our transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to our stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR EXCHANGE AGENT. STOCKHOLDERS ARE ENCOURAGED TO PROMPTLY SURRENDER CERTIFICATES TO THE EXCHANGE AGENT

FOLLOWING RECEIPT OF TRANSMITTAL FORMS IN ORDER TO AVOID HAVING SHARES POSSIBLY BECOMING SUBJECT TO ESCHEAT LAWS.

Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the Reverse Stock Split ratio. Beginning on the effective date of the Reverse Split Amendments, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Cash Payment in Lieu of Fractional Shares

No fractional shares of our Common Stock will be issued as a result of the Reverse Stock Split. Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board will be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) from our exchange agent in lieu of such fractional shares. The cash payment is subject to applicable U.S. federal and state income tax and state abandoned property laws. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.

We currently anticipate that, in lieu of issuing fractional shares, the aggregate of all fractional shares otherwise issuable to the holders of record of Common Stock shall be issued to our exchange agent for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by our exchange agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock at the time of sale. After such sale and upon the surrender of the stockholders’ stock certificates, if any, our exchange agent will pay to such holders of record their pro rata share of the net proceeds (after customary brokerage commissions and other expenses) derived from the sale of the fractional interests.

After the Reverse Stock Split, a stockholder will have no further interest in the Company with respect to its fractional share interest, and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto except the right to receive a cash payment as described above.

Discretionary Authority of the Board to Abandon the Reverse Split Amendments

The Board of Directors reserves the right to abandon the Reverse Split Amendments without further action by our stockholders at any time before the effectiveness of the certificate of amendment, even if the Reverse Split Amendments have been authorized by our stockholders. By voting in favor of the Reverse Split Amendments, you are also expressly authorizing our Board of Directors to determine not to proceed with, and abandon, the Reverse Split Amendments if it should so decide.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed amendment to our Certificate of Incorporation to effect the Reverse Split Amendments, and we will not independently provide our stockholders with any such rights.

Certain Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the Reverse Split Amendments to holders of our Common Stock. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split Amendments. This discussion is for general information only and does not discuss the tax consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers, insurance companies, regulated investment companies, tax exempt organizations, banks, financial institutions, holders who hold our Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, U.S. expatriates, holders subject to the alternative minimum tax, holders whose functional currency is not the U.S. dollar, or persons who acquired our Common Stock through the exercise of employee stock options or otherwise as compensation) or the tax consequences which may apply to holders of our Common Stock in light of their particular circumstances.

This summary is limited to holders of our Common Stock that are U.S. Holders, as defined immediately below, and that hold our Common Stock as a capital asset (generally, property held for investment). A “U.S. Holder” is a beneficial owner of our Common Stock that is, for U.S. federal income tax purposes:

• An individual who is a citizen or a resident of the United States;

• A corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States or any state thereof or the District of Columbia;

• An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

• A trust if (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or (ii) in the case of a trust that was treated as a domestic trust under law in effect before 1997, a valid election is in place under applicable Treasury Regulations.

This summary does not address (i) any U.S. state or local or any foreign tax consequences, (ii) any estate, gift or other non-U.S. federal income tax consequences, or (iii) the Medicare tax on net investment income.

If a partnership, or any other entity treated as a partnership for U.S. federal income tax purposes, holds our Common Stock, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership. Such a partner or partnership is urged to consult its own tax advisor as to its tax consequences.

Each holder of our Common Stock is urged to consult its own tax advisor with respect to the U.S. federal, state and local and foreign tax consequences of the of the Reverse Split Amendments.

In general, the federal income tax consequences of the Reverse Stock Split will vary among U.S Holders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our Common Stock in exchange for their old shares of our Common Stock. The Company believes that because the Reverse Split Amendments are not part of a plan to increase periodically a stockholder’s proportionate interest in the Company’s assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects.

A U.S. Holder who receives solely a reduced number of shares of our Common Stock in the Reverse Stock Split will not recognize gain or loss. In the aggregate, such a U.S. Holder’s basis in the reduced number of shares of our Common Stock immediately following the Reverse Stock Split will equal the U.S. Holder’s basis in its old shares of our Common Stock immediately prior to the Reverse Stock Split and such U.S. Holder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged.

A U.S. Holder who receives cash in lieu of a fractional share as a result of the Reverse Stock Split should generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code. Generally, a U.S. Holder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the U.S. Holder’s basis in the fractional share.  Such gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period in its pre-Reverse Stock Split shares of our Common Stock is more than one year as of the Reverse Stock Split effective date. The deductibility of net capital losses by individuals and corporations is subject to limitations.  In the aggregate, such a U.S. Holder’s basis in the reduced number of shares of our Common Stock immediately following the Reverse Stock Split will equal the stockholder’s basis in its old shares of our Common Stock decreased by the basis allocated to the fractional share for which such U.S. Holder is entitled to receive cash, and the holding period of the reduced number of shares received will include the holding period of the old shares exchanged in the Reverse Stock Split.  Depending on a U.S. Holder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code or could not otherwise be treated pursuant to Section 302(a) of the Code, so U.S. Holders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.

U.S. Holders that have acquired different blocks of our Common Stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, our Common Stock.

The Company will not recognize any gain or loss as a result of the Reverse Stock Split.

Additional federal income tax information as to the Reverse Stock Split will be included in the U.S. Internal Revenue Service 8937, Report of Organizational Actions Affecting Basis of Securities, prepared by Harte Hanks.  This form will be posted to the investor filings section of the Harte Hanks website within 45 days of when the Reverse Stock Split becomes effective or, if earlier, January 15 of the calendar year following the calendar year in which the Reverse Stock Split becomes effective.

Required Vote

Approval of the Reverse Split Amendments requires the approval of a majority of the shares represented in person or by proxy and entitled to vote at the Special Meeting. Abstentions are treated as shares represented in person or by proxy and entitled to vote at the Special Meeting and, therefore, will have the same effect as a vote “Against” the proposal. Broker non-votes will have no effect on the outcome of the vote.

Board Recommendation on Proposal

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF ALL OUTSTANDING SHARES OF THE COMPANY’S COMMON STOCK AND TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK.

The management proxy holders will vote all duly submitted proxies “FOR” Proposal One unless duly instructed otherwise.

PROPOSAL TWO

ADJOURNMENT OF THE SPECIAL MEETING

A proposal will be submitted to the stockholders at the Special Meeting to approve adjournment of the Special Meeting, if necessary or appropriate, to establish a quorum or to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal One. Any adjournment of the Special Meeting may be made without notice, other than by an announcement made at the Special Meeting. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

The affirmative vote of the holders of a majority of the shares of our Common Stock present or represented and entitled to vote at the Special Meeting is required for approval.

Board Recommendation on Proposal

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO ESTABLISH A QUORUM OR TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL ONE.

The management proxy holders will vote all duly submitted proxies “FOR” Proposal Two unless duly instructed otherwise.

OTHER BUSINESS

The Board is not aware of any matter to be presented for action at the Special Meeting other than the matters set forth above. Should any other matter requiring a vote of stockholders properly arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

There are two different deadlines for the submission of stockholder proposals for our 2018 annual meeting of stockholders. Stockholder proposals that are being submitted for inclusion in our proxy statement and form of proxy for our 2018 annual meeting must be received by us at our principal executive offices on or before March 22, 2018.  Such proposals when submitted must be in full compliance with applicable laws, including Rule 14a-8 of the Exchange Act.

Under our bylaws, stockholder nominations for election of directors or stockholder proposals that are being submitted other than for inclusion in the proxy statement and form of proxy for our 2018 annual meeting must be received at our principal executive offices no earlier than April 19, 2018 and no later than May 19, 2018 (assuming that the 2018 annual meeting is held on August 17, 2018, the anniversary of the 2017 annual meeting).  Such proposals when submitted must be in full compliance with applicable law and our bylaws. Any stockholder proposals not received by such applicable dates will be considered untimely.

ALL STOCKHOLDERS ARE URGED TO PROMPTLY SUBMIT THEIR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD, WHICH WAS OR WILL BE MAILED TO YOU ON OR ABOUT NOVEMBER 2, 2017.

IMPORTANT

Your vote at the Special Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope promptly.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the Special Meeting as described in this proxy statement.

Appendix A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

HARTE HANKS, INC.

Harte Hanks, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

FIRST: The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 1, 1970 and was amended by an Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 4, 1993 (as amended to date, the “Certificate of Incorporation”).

SECOND: The Board of Directors of the Corporation, acting in accordance with the provisions of Section 141 and Section 242 of the DGCL, has duly adopted resolutions approving an amendment to the Certificate of Incorporation by deleting the first sentence of Article Fourth in its entirety and replacing it with the following two paragraphs:

“FOURTH.  The aggregate number of shares of capital stock that the Corporation shall have the authority to issue is [•], of which [•]1 shares shall be Common Stock of the Corporation, par value $1.00 per share, and 1,000,000 shares shall be Preferred Stock, par value $1.00 per share.

Effective upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), each [five] [10] [20] shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time and issued and held in the treasury of the Corporation immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and reclassified into one validly issued, fully paid and nonassessable share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”); provided, however, that no fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, any person who would otherwise be entitled to a fractional share of the Corporation’s Common Stock as a result of the Reverse Stock Split shall be entitled to receive a cash payment (without interest) equal to the fair value thereof, as determined in good faith by the Board of Directors. Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time).

THIRD: The foregoing amendment was duly adopted by the stockholders of the Corporation in accordance with Section 242 of the DGCL.

FOURTH: The terms and provisions of this Certificate of Amendment shall become effective upon [January 1, 2018] [the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware].

[SIGNATURE PAGE FOLLOWS]

1  Assuming the Reverse Stock Split proposal and the authorized shares reduction proposal are approved by the required stockholder vote and Harte Hanks’ Board of Directors elects to effect the Reverse Stock Split, the number of shares of Harte Hanks’ total authorized Common Stock would be correspondingly, and proportionally to the Reverse Stock Split ratio determined by Harte Hanks’ Board of Directors, reduced (thereby effecting a reduction in Harte Hanks’ total authorized capital stock).

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the ___ day of ___________, 2017.

HARTE HANKS, INC.

By:
Name:
Title:

A-2

PROXY BOARD OF DIRECTORS PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS 8:00 am Central Time, Thursday, December 14, 2017 2800 Wells Branch Parkway, Austin, Texas 78728 The undersigned stockholder of Harte Hanks, Inc. (“Harte Hanks”) hereby revokes any proxy or proxies previously granted and appoints Carlos M. Alvarado and Robert L. R. Munden or any of them as proxies, each with full powers of substitution and resubstitution, to vote the shares of the undersigned at the above-stated Special Meeting and at any adjournment(s) or postponement(s) thereof. The undersigned acknowledges receipt of the Harte Hanks Notice of Special Meeting of Stockholders and Proxy Statement. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. ANY STOCKHOLDER SIGNING THIS PROXY WITHOUT MARKING ITEMS 1 OR 2 WILL BE DEEMED TO HAVE GIVEN THE DESIGNATED PROXIES COMPLETE DISCRETION IN VOTING HIS, HER OR ITS SHARES AS RECOMMENDED BY THE BOARD UNDER EACH PROPOSAL. IF ANY SUCH ITEM IS MARKED, A STOCKHOLDER’S SHARES WILL BE VOTED ON SUCH ITEM IN ACCORDANCE WITH HIS, HER OR ITS INSTRUCTIONS. THE DESIGNATED PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 3. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AS DESCRIBED IN THE PROXY STATEMENT. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held December 14, 2017. The Proxy Statement and our 2017 Annual Report are available at: www.okapivote.com/hartehanks

Please mark vote as in this example 2. To adjourn the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal One. Proposals – Our Board has recommended FOR proposals 1 and 2. 1. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect (i) a reverse stock split of the Company’s issued and outstanding common stock, par value $1.00 per share (the “Common Stock”), at a ratio of 1-for-5, 1-for-10 or 1-for-20, such ratio to be determined by the Board of Directors at a later date, and (ii) a reduction in the number of authorized shares of Common Stock by a corresponding ratio. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 3. In their discretion, the management proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof. The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s) in items 1, 2, and 3 above. If this card contains no specific voting instructions, the shares will be voted FOR Proposal 1 and FOR Proposal 2. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID PROXIES MAY DO BY VIRTUE HEREOF. Date: , 2017 Signature Signature, if held jointly, or office or title held Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. have provided or return it to Okapi Partners Americas, 24th floor, New York, NY 10036. instructions. MAIL Vote Your Proxy by Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we c/o Teresa Huang, 1212 Avenue of the TELEPHONE Vote Your Proxy by Phone: Call 1 (877) 510-5560 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Special Meeting date. Have your proxy card in hand when you call and then follow the INTERNET Vote Your Proxy on the Internet: Go to Okapivote.com/hhs Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the Special Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.